Exhibit 10.3

Date

Notice of Grant of Stock Option (Employee)

Award Details

Name : Address : Employee ID : Award Amount : Grant ID :Grant Date : Award Type : Vesting Schedule :Vesting Start Date :Vesting End Date :Expiration Date : Deadline to Accept : 30 days from grant notification

Award Vesting Summary

The Option Shares shall be deemed “Nonvested Shares” unless and until they have become “Vested Shares,” as defined below.  The Option Shares will become “Vested Shares” as detailed in the table above; provided, however, that, except as otherwise provided in the Stock Option Agreement (the “Agreement”), such Nonvested Shares will become Vested Shares on such dates only if you remain in the employ of or a service provider to the Company or its Subsidiaries continuously from the Date of Grant through the applicable vesting date.

Notwithstanding the foregoing, following a Change in Control, any Option Shares that are Nonvested Shares on the date of the Change in Control shall become Vested Shares with respect to one eighteenth of all such Nonvested Shares on the one month anniversary of the Change in Control and thereafter with respect to an additional one eighteenth of all such Nonvested Shares at the time of the Change in Control on each subsequent month anniversary of the Change in

Control such that the Option Shares will be 100% Vested Shares on the eighteenth month anniversary of the Change in Control, in each case, so long as you remain in the employ of or a service provider to the Company or its Subsidiaries continuously from the Date of Grant through the applicable vesting date; provided, however, that if 100% of the Option Shares would otherwise become Vested Shares pursuant to the vesting rules set forth in the preceding paragraph prior to the eighteenth month anniversary of the date of the Change in Control, then the Option Shares will become Vested Shares in accordance with such vesting rules.

Fractions of Option Shares shall not vest on a vesting date and the Option Shares that do vest on a vesting date shall be rounded down to the nearest whole Option Share; provided, however, that such fractions of Option Shares shall be added to the number of Option Shares that vest on the final vesting date or that otherwise vest due to terms of the Agreement (with any resulting fraction of an Option Share being rounded down to the nearest whole Option Share).

Online Grant Acceptance

By your acceptance of this Option, you hereby acknowledge your receipt of this Option granted on the Date of Grant indicated above, which has been issued to you under the terms and conditions of this Notice of Grant, the Second Amended and Restated  Long Term Incentive Plan (the ”Plan”) and the Agreement, including the vesting and risk of forfeiture provisions set forth therein. Capitalized terms used but not defined in this Notice of Grant shall have the meanings set forth in the Plan.

By your acceptance of this Option, you agree to the following provisions of this paragraph. You understand and acknowledge that if the purchase price of the Stock under this Option is less than the Fair Market Value of such Stock on the date of grant of this Option, then you may incur adverse tax consequences under sections 409A and/or 422 of the Code.  You acknowledge and agree that (a) you are not relying upon any determination by the Company, its affiliates, or any of their respective employees, directors, officers, attorneys or agents (collectively, the “Company Parties”) of the Fair Market Value of the Stock on the Date of Grant, (b) you are not relying upon any written or oral statement or representation of the Company Parties regarding the tax effects associated with your acceptance of this Option and your receipt, holding and exercise of this Option, and (c) in deciding to accept this Option, you are relying on your own judgment and the judgment of the professionals of your choice with whom you have consulted.  You hereby release, acquit and forever discharge the Company Parties from all actions, causes of actions, suits, debts, obligations, liabilities, claims, damages, losses, costs and expenses of any nature whatsoever, known or unknown, on account of, arising out of, or in any way related to the tax effects associated with your acceptance of this Option and your receipt, holding and exercise of this Option. You consent to receive documents from the Company and any plan administrator by means of electronic delivery, provided that such delivery complies with applicable law, including, without limitation, documents pursuant or relating to any equity award granted to you under the Plan or any other current or future equity or other benefit plan of the Company (collectively, a “Company Plan”).  This consent shall be effective for the entire time that you are a participant in a Company Plan.

Date

Notice of Grant of Stock Option (Director/Consultant)

Award Details

Name : Address : Employee ID : Award Amount : Grant ID :Grant Date : Award Type : Vesting Schedule :Vesting Start Date :Vesting End Date :Expiration Date : Deadline to Accept : 30 days from grant notification

Award Vesting Summary

The Option Shares shall be deemed “Nonvested Shares” unless and until they have become “Vested Shares,” as defined below.  The Option Shares will become “Vested Shares” as detailed in the table above; provided, however, that, except as otherwise provided in the Stock Option Agreement (the “Agreement”), such Nonvested Shares will become Vested Shares on such dates only if you remain a director or employee of or a service provider to the Company or its Subsidiaries continuously from the Date of Grant through the applicable vesting date.

Notwithstanding the foregoing, in the event of (i) a Change of Control, (ii) a separation from service by reason of death, or (iii) a separation from service by reason of Disability (as defined in the Agreement), any Option Shares that are Nonvested Shares on the date of such event shall become Vested Shares on such date.

Fractions of Option Shares shall not vest on a vesting date and the Option Shares that do vest on a vesting date shall be rounded down to the nearest whole Option Share; provided, however, that such fractions of Option Shares shall be added to the number of Option Shares that vest on the final vesting date or that otherwise vest due to terms of the Agreement (with any resulting fraction of an Option Share being rounded down to the nearest whole Option Share).

Online Grant Acceptance

By your acceptance of this Option, you hereby acknowledge your receipt of this Option granted on the Date of Grant indicated above, which has been issued to you under the terms and conditions of this Notice of Grant, the Second Amended and Restated Long Term Incentive Plan (the “Plan”) and the Agreement, including the vesting and risk of forfeiture provisions set forth therein. Capitalized terms used but not defined in this Notice of Grant shall have the meanings set forth in the Plan.

By your acceptance of this Option, you agree to the following provisions of this paragraph. You understand and acknowledge that if the purchase price of the Stock under this Option is less than the Fair Market Value of such Stock on the date of grant of this Option, then you may incur adverse tax consequences under sections 409A and/or 422 of the Code.  You acknowledge and agree that (a) you are not relying upon any determination by the Company, its affiliates, or any of their respective employees, directors, officers, attorneys or agents (collectively, the “Company Parties”) of the Fair Market Value of the Stock on the Date of Grant, (b) you are not relying upon any written or oral statement or representation of the Company Parties regarding the tax effects associated with your acceptance of this option and your receipt, holding and exercise of this Option, and (c) in deciding to accept this Option, you are relying on your own judgment and the judgment of the professionals of your choice with whom you have consulted.  You hereby release, acquit and forever discharge the Company Parties from all actions, causes of actions, suits, debts, obligations, liabilities, claims, damages, losses, costs and expenses of any nature whatsoever, known or unknown, on account of, arising out of, or in any way related to the tax effects associated with your acceptance of this Option and your receipt, holding and exercise of this Option. You consent to receive documents from the Company and any plan administrator by means of electronic delivery, provided that such delivery complies with applicable law, including, without limitation, documents pursuant or relating to any equity award granted to you under the Plan or any other current or future equity or other benefit plan of the Company (collectively, a “Company Plan”).  This consent shall be effective for the entire time that you are a participant in a Company Plan.